SIMPSON THACHER & BARTLETT LLP

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NEW YORK, N.Y. 10017-3954

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DIRECT DIAL NUMBER	E-MAIL ADDRESS
212-455-3080	RNORMAN@STBLAW.COM

March 25, 2005

VIA FEDERAL EXPRESS AND EDGAR

Re:	New Skies Satellites Holdings Ltd.
Amendment No. 1 to the Registration Statement on Form S-1
File No.: 333-122322

Larry Spirgel
Assistant Director
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Mr. Spirgel:

On behalf of New Skies Satellites Holdings Ltd. (the “Company”), we are writing to respond to the comments set forth in the comment letter of the staff of the Securities and Exchange Commission (the “Staff”) dated March 18, 2005 (the “comment letter”) relating to the above-referenced Amendment No. 1 to the Registration Statement on Form S-1 filed on March 9, 2005 (the “Registration Statement”).  We have also revised the Registration Statement in response to the Staff’s comments and are filing concurrently with this letter Amendment No. 2 to the Registration Statement (“Amendment No. 2”), which reflects these revisions and updates a limited amount of other information.

For your convenience, the numbered paragraphs of this letter correspond to the numbered paragraphs of the comment letter.  Page references in the text of this letter correspond to the pages of Amendment No. 2.

Graphics

1.                                      We note that much of the text accompanying the illustrations is written from a marketing perspective, rather than a disclosure perspective. Please delete the terms “highly reliable” and “secure” before “communications worldwide,” “optimal” and “optimized” before “coverage,” “unrivalled” before “power,” and “premium” before “communications services,” as this phrasing is not consistent with the purpose of the prospectus. Also, please tell us what you mean by “everything in between” under the NSS-5 heading.

The Company has revised the text accompanying the illustrations in response to the Staff’s comments.

Basis of Presentation and the Reorganization, page ii

2.                                      Your prospectus summary should immediately follow your cover page and the table of contents. Please move the discussion to your summary.

The Company has moved the information under “Basis of Presentation” and “The Reorganization” to pages 1 and 6.

Prospectus Summary, page 1

3.                                      Please move your new discussion of the benefits (total dividends and termination fee) to be received by the investment funds and Blackstone-affiliated directors as a result of the Transactions, Reorganization and the initial public offering to the place in your revised summary where you initially discuss the Transactions. We note the current placement suggests the benefits to be received by the funds from the Transactions, Reorganization and the offering is part of your dividend policy. Also, note whether any management will have obtained benefits, such as ownership interests or changes in compensation, including stock options, in connection with the Transactions, Reorganization or offering.

The Company has moved the above-referenced discussion to page 6 and added disclosure regarding management benefits obtained in connection with the Transactions.

Risk Factors, page 15

General

4.                                      We note your response to our prior comment 15. We also note that the $93 million dividend will be paid out of the proceeds of the initial public offering and after the offering has occurred. Please tell us how and whether, in developing your response, you considered that this dividend would be paid while you are public and significantly indebted, to only a subset of your stockholders at that time, and with several director affiliations with that subset of stockholders.

The Company respectfully informs the Staff that it considered the factors noted by the Staff in its response to prior comment 15.  The Company also notes the following:

•                  Although the dividend will be paid immediately after the Company becomes public, it will be declared prior to going public to holders of record as of such date (i.e., the Company’s pre-IPO shareholders).

•                  The Company’s financial condition after giving effect to the offering and the payment of the dividend, including its level of indebtedness, will be clearly disclosed to investors under “Capitalization” (the as adjusted column).

•                  Under “Use of Proceeds,” the Company has clearly disclosed to investors that “Our board of directors, which will declare this $99.5 million dividend, includes representatives of our existing shareholders who will receive the dividend. Investors in this offering will not receive any portion of the dividend.”

Insurance expenses may increase..., page 25

5.                                      We note your response to our prior comment 53 that you “ha[ve] not assumed [you] will change [your] existing approach to obtaining insurance” and that you have “no current plans to do so.” Please revise your discussion here to reflect this response.

The Company has added disclosure on page 27 in response to the Staff’s comment.  The Company supplementally notes that the discussion on page 27 is intended to highlight the risks relating to insurance — in particular, the risk of rising rates and/or larger exclusions and limitations, on the one hand, and the risk that the Company may decide not to procure third-party insurance as a result of these and other factors, on the other hand.  In mentioning the possibility that the Company may decide not to obtain insurance (or to obtain less insurance), it is intended to highlight that such an approach, were the Company to pursue it, has certain risks, rather than to suggest that this is the Company’s current intention.

We may experience satellite equipment failures..., page 31

6.                                      We note your statement, in response to our prior comment 82, that you do not “currently operate any of [y]our satellites as back-up or spare capacity.” Please include this statement in this risk factor.

The Company has added disclosure on page 24 in response to the Staff’s comment.

The Transactions, page 36

7.                                      Please include your response to our prior comment 23 about your assessment of tax effects or benefits related to the Transactions and the initial public offering.

The Company has added disclosure on page 123 regarding its assessment of tax effects or benefits.

8.                                      The addition of the background information on the Blackstone Group seems out of place, and its importance to investors in this offering is not clear. Please revise or move the disclosure to a more appropriate part of the prospectus.

The Company has moved the background information on The Blackstone Group to page 123. The Company believes that background information concerning its controlling shareholders is material to potential investors.

Use of Proceeds, page 38

9.                                      Please include in this section your supplemental response explaining the reasons for the various intercompany loans and contributions that have occurred since the acquisition.

The Company has added disclosure on page 38 explaining the reasons for the various intercompany loans and contributions.

Dividend Policy and Restrictions, page 39

General

10.                               We note your response to our prior comment 30 where you have added to the prospectus the sentence beginning “However, in order to pursue large acquisitions and growth opportunities that require cash investments in amounts greater than our available cash” on page 39. Please indicate here how much management expects growth to be limited (e.g. significantly vs. minimally).

The Company has added disclosure on page 39 in response to the Staff’s comment.

Minimum Adjusted EBITDA, page 40

11.                               We note your response to comment 41 and your corresponding changes in the amendment. It is unclear how you have complied with this comment as it relates to note (9). Further, we believe that, since the table reflects the covenant amounts calculated for the Initial Four Quarters using the Minimum Adjusted EBITDA, your discussion of the required ratios should cover this period as well. To the extent that the ratios will change as a result of the concurrent amending of the senior secured credit facilities, modify to disclose the new ratios. In the event that the ratios will remain constant, clarify your disclosure to show the actual ratios that will be required to be met for the Initial Four Quarters rather than the four quarters ended December 31, 2004. Finally, as a result of these changes, we believe you will only need to show one amount for each ratio rather than the covenant and pro forma ratio result.

The Company has revised the disclosure on page 43 in response to the Staff’s comment.

12.                               Please identify the recipients and briefly describe the reasons behind the bonuses that you mention in footnote 11.

The Company has revised the disclosure on page 44 in response to the Staff’s comment.

13.                               We note your deletions of footnotes 14 and 15. Based on page 14, it appears you still factor these expenses in your determination of Adjusted EBITDA. If these expenses are still backed-out of Adjusted EBITDA, tell us why you consider as non-recurring the expenses related to customer settlements and employee reductions that were described in those footnotes. Also, tell us why the amounts presented on page 14 for Adjusted EBITDA are not the same as the amounts presented on page 42.

The Company has revised the disclosures on pages 14, 15, 42 and 44 in response to the Staff’s comments.  The Company supplementally notes that it made certain adjustments relating to one-time occurrences when computing Adjusted EBITDA for the bank covenants, including the following:

•                  The exceptional termination and discontinuation of service provisioning for a major customer, Data Access, an event that is both uncommon and infrequent to the Company, which resulted in the Company fully providing for the customer receivable of $7.8 million.

•                  Providing $2.5 million for the anticipated loss to be incurred on a customer contract.  This loss arose following the resolution of an arbitrated dispute, a situation that is both uncommon and infrequent for the Company.

•                  Employee severance costs relating to termination expenses, which by their very nature are not typical of the Company’s on-going operations.

The Company further advises the Staff that it has deducted all of these expenses from Adjusted EBITDA when computing pro forma cash available to pay dividends.

The Company also supplementally notes that the amount presented on page 42 for Adjusted EBITDA ($120.5 million) is calculated by adding the Adjusted EBITDA figures on page 14 ($100.6 million for the period from January 1, 2004 to November 1, 2004 and $19.9 million for the period from November 2, 2004 to December 31, 2004).

Estimated Cash Available to Pay Dividends..., page 41

14.                               We note your response to comment 43. It is unclear how you intend to comply with our comment to consider presenting any estimated non-recurring cash expenses that would be excluded from Adjusted EBITDA. If you do not believe it is appropriate to adjust for these items, revise your disclosure to indicate why you have not included any estimated costs in your presentation and that, if these types of cash expenses are incurred, the amount of minimum Adjusted EBITDA you would need to generate would be increased.

In addition, tell us how you have considered the future cash obligations related to satellite performance obligations that are presented in the historical table on page 42.

The Company has revised the table on page 41 in response to the Staff’s comment by, among other things, including a reconciling item relating to satellite performance incentives.

Cash Available to Pay Dividends, page 42

15.                               It appears that your reconciling line items for “cash interest expense on indebtedness” and “cash income taxes” represent actual cash expenditures that you incurred during the year ended December 31, 2004. Revise these amounts to reflect the amount of pro forma cash interest expense on indebtedness and cash income taxes that you would have incurred if the Transactions (including the Acquisition), the Reorganization, the amended agreement for the NSS-8 contract and the offering had been consummated as of January 1, 2004. In addition, this table should be relabeled as “Pro Forma Cash Available to Pay Dividends.”

The Company has revised the table on page 42 in response to the Staff’s comment.

Assumptions and Considerations, page 44

16.                               We note your response to our prior comment 53. We note your statement that management considered your “operating costs and expenses are largely fixed” when deciding on the company’s dividend policy as well as your response to us concerning “repair costs.” Clarify in this section whether your statement takes into consideration any costs related to your being able to offer services to the customer in the same capacity within a short time frame after an anomaly.

The Company has revised the disclosure on page 45 to clarify the Company’s belief that it would not incur significant incremental costs in its attempt to restore customer services in the period immediately following a satellite anomaly.

17.                               We note your response to our prior comment 54. We also note your revisions on page 21 concerning the effects of anomalies on NSS-5, NSS-6 and NSS-7 as well as “serious anomalies” that satellites “similar” to yours, that is, the Lockheed Martin Series 7000 satellites owned by Intelsat, that have recently occurred. Tell us how you determined that the assumptions on page 45 were reasonable in light of these anomalies and the possibility of a total loss of your Lockheed Martin Series 7000 satellites like that which occurred with Intelsat.

The Company supplementally notes that the investigation into the January 2005 Intelsat failure, which has been in progress for approximately ten weeks, has not identified any cause for the failure and, to the best of the Company’s knowledge, has not yielded any evidence indicating that there is a generic design, workmanship, or manufacturing problem with the Lockheed Martin Series 7000 satellites.  In the Company’s view, if a serious generic fleet-wide problem existed, it is likely that it would have been identified during the process to date and the fact that no such problem has been identified tends to indicate that the failure may have been caused by a subtle problem and/or a “one-off” event.

Moreover, the operation of Series 7000 satellites in orbit does not indicate that any generic problem exists.  Twelve of these satellites were manufactured and 11 were placed into commercial geosynchronous orbit. Three of these satellites have failed.  In two cases, the reasons for the failures have been identified and, as disclosed on pages 99 and 101, the Company’s satellites differ from the failed satellites with respect to the causes of these failures.  The remaining failure is the Intelsat failure, which occurred in January 2005.  All eight of the other Series 7000 satellites remain in operation, and six of the eight have been in operation for longer than the Intelsat satellite had been at the time it failed.  For example, the Intelsat satellite failed after seven years in orbit.  Other Lockheed Martin Series 7000 satellites have been in orbit for more than nine years (two satellites), more than eight years (one satellite), more than seven years (three satellites), and approximately six and one half years (two satellites).

Based upon the evidence and this statistical data, there is no basis for the Company to conclude that its NSS-5 and NSS-806 satellites are at risk of suffering a failure in orbit similar to that suffered by the Intelsat satellite or to assess the probability or likely timing of a failure.  In fact, based upon the fleet-wide performance of the Series 7000 satellites, there is no reason to believe that the Company’s satellites will not continue to operate successfully for many more years.  With no factual basis upon which to project that a failure will occur or the timing of such a failure, the Company could not with any degree of accuracy project the financial consequences of a failure. In light of all of the above factors, New Skies believes that its assumptions on page 45 are reasonable and technically valid.

That said, until the failure investigation is completed (which is not expected to occur for several more months), the Company cannot rule out the possibility that one or both of its Series 7000 satellites could suffer a failure similar to the Intelsat failure.  This risk is disclosed in the Registration Statement, both in the Risk Factors section on pages 23 to 24 and in the section describing the Company’s satellite fleet on pages 99 to 101.  The Company’s discussion of the assumptions and considerations regarding its dividend policy on page 45 also clearly states that the Company has assumed that no satellite failures will occur.

In the Company’s view, the Registration Statement thus appropriately and adequately discloses to prospective investors the relevant facts: that another Series 7000 satellite suffered an in-orbit failure; that the Company has two Series 7000 satellites; and that based on the information known today, the Company has no reason to project that either of these satellites will suffer an in-orbit failure.  The Company has also disclosed the related risks: that satellite failures are possible and, in particular, a satellite of the same design as two of the Company’s satellites did in fact fail recently for reasons that are not yet known; that until the anomaly investigation is concluded, the Company will not be able to determine whether either of its Series 7000 satellites might suffer a failure similar to the Intelsat failure; and that an in-orbit failure could affect the Company’s ability to continue paying dividends at the projected levels.

18.                               We are unable to locate the revisions that were made in response to our prior comment 55. Please advise or revise.

The Company supplementally advises the Staff that in Amendment No. 1, the Company included a number of statements intended to clarify its dividend policy and the assumptions and considerations underlying its dividend policy.  The Company had believed that these changes clarified that it had determined its dividend policy taking into consideration the financial requirements to maintain its operations and performance.  In response to the Staff’s comment, the Company has included additional disclosure on page 46 regarding the impact of its decision to pay dividends on its operations and performance.

Unaudited Pro Forma Condensed Consolidated Statement of Operations, page 58

19.                               In regard to your response to comment 68, please clarify in footnote (f) if the services performed by Blackstone Management Partners IV, L.L.C. will be performed in the future by company management and if you anticipate incurring expenses in the future for executives hired as replacements for Blackstone.

The Company has revised the disclosure in footnote (f) on page 59 in response to the Staff’s comment.

Management’s Discussion and Analysis, page 62

General

20.                               Please discuss in this section whether management has considered self-insurance as an alternative to renewing coverage in the future.

The Company has revised the disclosure on page 69 in response to the Staff’s comment.

Business, page 90

General

21.                               We note your added disclosure regarding the initiation date for your committed satellite procurement program. Please further describe what the program has involved, such as what you obtained as result of it, total cost and whether any other parties were involved.

The Company has revised the disclosure on page 90 in response to the Staff’s comment.

Underwriting, page 142

22.                               To ensure that the online procedures previously reviewed by us have not changed, please revise your communication from the underwriters’ representatives to the syndicate to add “and those procedures have not changed” to the end of the second clause.

The Company has revised the proposed message to the syndicate in response to the Staff’s comment.

Financial Statements

Consolidated Financial Statements, page F-3

23.                               Reference is made to the disclosures in Note 13. In light of the registrant’s negative net asset balance as of December 31, 2004 and the restrictions on the ability of the registrant’s subsidiaries to transfer net assets to the parent company, it appears you should provide condensed financial information of the registrant pursuant to 5-04(c) Schedule 1 of Regulation S-X.

The Company respectfully refers the Staff to the condensed parent company only financial statements (Schedule I) in Item 16(b) on pages II-2 to II-5.

Consolidated Statement of Operations, page F-4

24.                               We note in your response to comment 94 your reference to the definition of revenues in paragraph 78 of SFAC 6. We continue to question how the payment received from “a successful resolution of certain longstanding frequency coordination matters” represents an inflow from delivering goods, rendering services, or other activities that constitute the company’s ongoing major or central operations. The sale of a right to operate a satellite in a specified location appears to be a sale of an intangible asset to be used in connection with the generation of revenue and not the company’s primary operating activity - the sale of transponder capacity. Based upon our understanding of your business and the nature of this transaction, it appears you should reclassify the amount received to report it as an operating gain.

In response to the Staff’s comment, the Company has reclassified the $32.0 million payment from Intelsat LLC as an operating gain arising on frequency coordination in the Consolidated Statements of Operations on page F-4 and in the forepart of the Registration Statement.

25.                               We note in footnote (2) on page 63 that the $32 million payment was received from Intelsat LLC following the successful resolution of certain “longstanding” frequency coordination matters. Please disclose and advise us in detail of the facts and circumstances concerning this settlement. In addition to the settlement, please clearly explain the nature of the issue, what created it, when it was first identified by management, if it existed at the formation of the predecessor, and why it was not recognized as an obligation of the parent company at the time of the spin-off of the predecessor.

The Company respectfully refers the Staff to page 113 of the Registration Statement for the facts and circumstances concerning this settlement.  In response to the Staff’s comment, the Company has amended the disclosure on page 113.

Supplementally, the Company advises the Staff that when it refers to “frequency coordination matters,” the Company refers to the process of documenting agreements between satellite operators as to: (1) the frequencies each operator intends to use and (2) the geographical areas in which they intend to use them for satellites that will operate in close proximity to each other.  Upon frequency coordination, satellite operators therefore gain more assurance that they will be able to operate their satellites without inadvertent harmful interference from adjacent satellites.

The agreement between the Company and Intelsat LLC essentially required the Company to surrender its right to operate a satellite at one of its orbital locations, as to do so would have caused harmful interference to one of Intelsat LLC’s satellites.  Under an International Telecommunication Union filing, the Company had the preferred right to operate its satellite at 120.8° west longitude.  Had the Company done so, Intelsat LLC would have had to cease transmitting from its satellite that was operating at an adjacent orbital location (121° west longitude).  In consideration for the Company surrendering its right to use this orbital location, the Company received a one-time payment of $32.0 million from Intelsat LLC in the second quarter of 2004.

The frequency coordination matters arose in June 1999 in connection with a filing made by another entity.  This entity was subsequently acquired by Intelsat LLC in 2003.  As such, the issue did not exist at the formation of the predecessor in April 1998.

Note 2. Description and Formation of the Business, page F-9

26.                               It appears from the disclosure on page F-8 that the predecessor company was formed by INTELSAT in order to effect a spin-off of certain assets and liabilities, including five in-orbit satellites, to INTELSAT shareholders. If so, it appears transactions between INTELSAT and the predecessor company may be related party transactions. Please advise us and, if necessary, revise your disclosures to comply with SFAS 57 and 4-08(k) of Regulation S-X.

The Company supplementally advises the Staff that Intelsat LLC is not considered to be a related party because Intelsat LLC has not had any equity interest in the Company since February 2000 and that common control does not exist between the Company and Intelsat LLC.  The Company has revised the disclosure on page F-8 to clarify that Intelsat LLC did not retain any equity interest in the Company subsequent to February 2000.  The Company believes that no further disclosure is warranted.

Note 6. Income Taxes, page F-19

27.                               We note in your response to comment 102 that the government of India has assessed taxes of $5 million for the period April 1999 to March 2002. Please advise us and clarify in your disclosures whether the company has conducted similar India-related operations in the periods subsequent to March 2002 and if so, whether the government of India has assessed taxes on these operations. If so, please disclose management’s estimate of the reasonably possible loss in excess of the $5 million accrual pursuant to paragraph 10 of SFAS 5. In addition, please clarify that management believes that it is probable that a loss has been incurred and the $5 million accrual represents management’s best estimate of the amount of this loss, consistent with SFAS 5 and FIN14.

The Company supplementally advises the Staff that it has continued to provide similar India-related services in the periods subsequent to March 2002, although it has not received any assessments from the government of India for these periods.  Management believes that it is probable that a loss has been incurred for the period April 1999 to March 2002 as well as periods subsequent to March 2002, and the $5 million accrual represents management’s best estimate of the amount of this loss, consistent with SFAS 5 (FIN 14 is not applicable as there is no range of estimated loss).  The Company has revised the disclosure on pages 25, 85 and in Note 6 on page F-19 in response to the Staff’s comment.

Exhibits

28.                               Please provide us with a draft copy of the underwriting agreement as soon as practicable.

The Company has filed a form of the underwriting agreement with Amendment No. 2.

*              *              *              *

We acknowledge your references to Rules 460 and 461 regarding requesting acceleration of a registration statement and will endeavor to provide for adequate time after the filing of any amendment for further review before submitting a request for acceleration and to provide any acceleration request at least two business days in advance of the requested effective date.

Please call me (212-455-3080) or Bret Ganis (212-455-2411) of my firm if you wish to discuss our responses to the comment letter.

Sincerely,

/s/ Risë B. Norman

Risë B. Norman